CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Tie Ming Li, the Chief Executive Officer of Gold
Dynamics Corp. (the "Company") hereby certifies, pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that, to his or her knowledge, the
Annual Report on Form 10-K for the year ended July 31, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934, as amended, and that the
information contained in the Annual Report on Form 10-K, as amended, fairly presents in all material respects the financial condition and results of operations of the Company.

Date: November 15, 2011.

/s/ _Tie Ming Li__
Tie Ming Li
Chief Executive Officer